EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350




In connection with the Quarterly Report of JCP&L Transition Funding LLC ("Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                  /s/Charles E. Jones
                              --------------------------------
                                     Charles E. Jones
                                         President
                                  (Chief Executive Officer)
                                    November 14, 2003



                                  /s/Richard H. Marsh
                              --------------------------------
                                     Richard H. Marsh
                                 Senior Vice President and
                                  Chief Financial Officer
                                     November 14, 2003


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